SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is December 11, 2020.

MFS® Utilities Fund

Effective April 1, 2021, the sub-section entitled "Distributions" under the main heading entitled "Other Information" is restated in its entirety as follows:
Distributions
The fund intends to declare and pay any dividends to shareholders at least quarterly.
Any capital gains are distributed at least annually.

1044074      1            MMU-SUP-I-121120